               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 19, 2000


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware               1-8400                   75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)

                         (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued on January 19, 2000 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report fourth quarter and full year 1999 earnings.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 20, 2000

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1



                              Contact:  Corporate Communications
                                     Fort Worth, Texas
                                     817-967-1577


FOR RELEASE: Wednesday, Jan. 19, 2000


             AMR REPORTS FOURTH QUARTER EARNINGS OF
                $105 MILLION BEFORE SPECIAL ITEMS


     FORT WORTH, Texas -- AMR Corporation, parent company of American Airlines, Inc., today reported fourth quarter net earnings of $105 million, or $0.69 per common share diluted, before special items. This compares to net earnings of $167 million, or $1.00 per common share diluted, before a special item in the same period in 1998.
     "The fourth quarter was a milestone for us with the announced spin-off of Sabre to our shareholders," said Donald J. Carty, American's chairman and chief executive officer. "This was the last of the non-airline businesses under the AMR corporate umbrella and we can now focus all of our attention to maintaining our airline industry leadership.
     "Financially, we had a decent quarter, although higher fuel costs and lower bookings due to the millennium celebration and the Y2K issue did impact it."
     Profit sharing will also be paid for the sixth consecutive year, Carty said. Employees will divide $204 million, the fourth highest payout since profit sharing began.
     After accounting for four special items noted below, AMR reported net earnings of $280 million ($1.84 per common share diluted) for the quarter, as compared to net earnings of $182 million ($1.09 per common share diluted) in 1998.
                            - more -

                   AMR Fourth Quarter Earnings
Jan. 19, 2000
Page 2


     The special items include:
     - Gain of $92 million ($0.60 per common share diluted) on sale of preferred stock of Canadian International Airlines Limited (Canadian) and recognition of the tax benefit resulting from the tax loss on the investment.
     - Gain of $80 million ($0.53 per common share diluted) on the sale of a portion of Equant N.V., net of minority interest.
     - Increase of $28 million ($0.19 per common share diluted) in passenger revenue resulting from a change in estimate.
     - Provision of $25 million ($0.17 per common share diluted) for certain litigation items.

1999 Fourth Quarter Results
(in millions, except per share                  Diluted
amounts)                              Amount    earnings
                                     (net of      per
                                       tax)      share
Net earnings before special items     $105       $0.69
Gain on sale of preferred stock of
Canadian  and recognition of the
 tax benefit resulting from the
 tax loss on the investment             92        0.60
Gain on sale of a portion of
 Equant N.V., net of minority
 interest                               80        0.53
Increase in passenger revenue
 resulting from a change in
 estimate                               28        0.19
Provision for certain litigation
 items                                 (25)      (0.17)
    Net earnings as reported          $280       $1.84

     AMR's fourth quarter results brought the company's full-year 1999 net earnings to $737 million, or $4.68 per common share diluted, before special items. This compares with net earnings of $1.3 billion, or $7.52 per common share diluted, in 1998. Including special items, AMR's full-year 1999 earnings were $985 million, or $6.26 per common share diluted.
                            - more -

                   AMR Fourth Quarter Earnings
Jan. 19, 2000
Page 3


     "We are quite excited about 2000," Carty said. "American Airlines added 45 new Boeing aircraft to its fleet last year and will take delivery on 41 more this year. American Eagle accepted 34 regional jets - including its first ERJ135 - in 1999 and will add another 29 RJs this year. Our American family grew by about 2,000 employees as we successfully integrated Reno Air, and American Eagle began integrating Business Express Airline into its operation.
     "While we continue to be concerned about the price of fuel, we are encouraged by the strength of the U.S. economy and more favorable recent trends in industry capacity," Carty said.
     "In addition, the modernization of our fleet, our many service and product enhancements, and our success in e-commerce marketing during 1999 all position American well for the year 2000," he added.

                              ----
Editor's note: AMR's Chief Financial Officer, Gerard J. Arpey, will be available to answer questions during a telephone news conference on Wednesday, Jan. 19, from
3 p.m. to 3:45 p.m. EST. Reporters interested in joining the conference should call 817-967-1577 for details.
                              ----
Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represents the Company's expectations or beliefs concerning future events. When used in this release, the word "expects" and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based on information available to the Company on the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 1998.


     Detailed financial information follows.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                                  Three Months Ended
                                     December 31,         Percent
                                   1999        1998       Change
Revenues
  Airline Group
Passenger - American Airlines    $3,736        $3,457        8.1
          - AMR Eagle               331           272       21.7
Cargo                               174           166        4.8
Other                               236           264      (10.6)
                                  4,477         4,159        7.6

Other                                11            20      (45.0)
  Less: Intersegment revenues        (1)          (12)     (91.7)
    Total operating revenues      4,487         4,167        7.7

Expenses
  Wages, salaries and benefits    1,559         1,493        4.4
  Aircraft fuel                     477            385      23.9
  Commissions to agents             262            292     (10.3)
  Depreciation and amortization     295            258      14.3
  Maintenance, materials and
   repairs                          260            232      12.1
  Other rentals and landing fees    224            197      13.7
  Food service                      192            152      26.3
  Aircraft rentals                  147            142       3.5
  Other operating expenses          801            710      12.8
    Total operating expenses      4,217          3,861       9.2
Operating Income                    270            306    (11.8)

Other Income (Expense)
  Interest income                    33            30      10.0
  Interest expense                  (98)          (92)      6.5
  Interest capitalized               29            33     (12.1)
  Miscellaneous - net                14            -          -
                                    (22)          (29)   (24.1)
Income From Continuing
 Operations Before Income Taxes     248           277    (10.5)
Income tax provision                 39           113    (65.5)
Income From Continuing Operations   209           164     27.4
Discontinued Operations  (net of
 applicable income taxes and
 minority interest                   71            18        *
Net Earnings                     $  280       $   182     53.8

Continued on next page.

                         AMR CORPORATION
      CONSOLIDATED STATEMENTS OF OPERATIONS -  (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                   Three Months Ended
                                      December 31,
                                   1999         1998
Earnings Per Common Share
  Basic
    Income from Continuing
     Operations                  $  1.42     $   1.01
    Discontinued Operations         0.47         0.11
    Net Earnings                 $  1.89     $   1.12

  Diluted
    Income from Continuing
     Operations                  $  1.37     $   0.98
    Discontinued Operations         0.47         0.11
    Net Earnings                 $  1.84     $   1.09

Number of Shares Used in
Computation
  Basic                             148           162
  Diluted                           153           167


*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                                        Year Ended
                                       December 31,      Percent
                                     1999       1998     Change
Revenues
  Airline Group
    Passenger - American Airlines   $14,707   $14,695       0.1
              - AMR Eagle             1,294     1,121      15.4
    Cargo                               643       656      (2.0)
    Other                             1,031     1,003       2.8
                                     17,675    17,475       1.1

  Other                                  71        72      (1.4)
  Less: Intersegment revenues           (16)      (31)    (48.4)
    Total operating revenues         17,730    17,516       1.2

Expenses
  Wages, salaries and benefits       6,120      5,793       5.6
  Aircraft fuel                      1,696      1,604       5.7
  Commissions to agents              1,162      1,226      (5.2)
  Depreciation and amortization      1,092      1,040       5.0
  Maintenance, materials and
   repairs                           1,003        935       7.3
  Other rentals and landing fees       942        839      12.3
  Food service                         740        675       9.6
  Aircraft rentals                     630        569      10.7
  Other operating expenses           3,189      2,847      12.0
    Total operating expenses        16,574     15,528       6.7
Operating Income                     1,156      1,988     (41.9)

Other Income (Expense)
  Interest income                       89        114     (21.9)
  Interest expense                    (393)      (372)      5.6
  Interest capitalized                 118        104      13.5
  Miscellaneous - net                   36         (1)       *
                                      (150)      (155)     (3.2)
Income From Continuing Operations
     Before Income Taxes             1,006      1,833     (45.1)
Income tax provision                   350        719     (51.3)
Income From Continuing Operations      656      1,114     (41.1)
Income From Discontinued Operations
 (net of applicable income
 taxes and minority interest)          265        200      32.5
Gain on Sale of Discontinued
 Operations (net of applicable
 income taxes)                          64         -          *
Net Earnings                        $  985    $ 1,314     (25.0)

Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                       Year Ended
                                      December 31,
                                     1999      1998
Earnings Per Common Share
  Basic
    Income from Continuing
     Operations                     $  4.30   $  6.60
    Discontinued Operations            2.16      1.18
    Net Earnings                    $  6.46   $  7.78

  Diluted
    Income from Continuing
     Operations                     $  4.17   $  6.38
    Discontinued Operations            2.09      1.14
    Net Earnings                    $  6.26   $  7.52

Number of Shares Used in
Computation
  Basic                                 152       169
  Diluted                               157       175


*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                         AMR CORPORATION
              BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
                          (in millions)
                           (Unaudited)

                                    Three Months Ended
                                       December 31,       Percent
                                     1999       1998      Change
Airline Group
Revenues
    Passenger - American Airlines   $3,736      $3,457         8.1
              - AMR Eagle              331         272        21.7
    Cargo                              174         166         4.8
    Other                              236         264       (10.6)
                                     4,477       4,159         7.6
Expenses
  Wages, salaries and benefits       1,554       1,489         4.4
  Aircraft fuel                        477         385        23.9
  Commissions to agents                262         292       (10.3)
  Depreciation and amortization        294         258        14.0
  Maintenance, materials and
   repairs                             260         232        12.1
  Other rentals and landing fees       224         196        14.3
  Food service                         192         152        26.3
  Aircraft rentals                     147         142         3.5
  Other operating expenses             796         716        11.2
    Total operating expenses         4,206       3,862         8.9

Operating Income                       271         297        (8.8)
Other Income (Expense)
  Interest income                       32          34        (5.9)
  Interest expense                     (98)        (92)        6.5
  Interest capitalized                  29          33       (12.1)
  Miscellaneous - net                   (6)         (4)       50.0
                                      (43)         (29)       48.3
Earnings Before Income Taxes        $  228    $    268       (14.9)
Pre-tax Margin                         5.1%        6.4%       (1.3) pts.


Sabre

Revenues                            $  541    $    571        (5.3)

Operating Expenses                     497         543        (8.5)

Operating Income                        44          28        57.1

Other Income                           110           3          *

Earnings Before Income Taxes        $  154     $    31          *
Pre-tax Margin                        28.5%        5.4%       23.1 pts.
*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                         AMR CORPORATION
              BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
                          (in millions)
                           (Unaudited)

                                        Year Ended
                                       December 31,       Percent
                                     1999       1998      Change
Airline Group
Revenues
    Passenger - American Airlines   $14,707   $14,695        0.1
              - AMR Eagle             1,294     1,121       15.4
    Cargo                               643       656       (2.0)
    Other                             1,031     1,003        2.8
                                     17,675    17,475        1.1
Expenses
  Wages, salaries and benefits       6,101      5,774        5.7
  Aircraft fuel                      1,696      1,604        5.7
  Commissions to agents              1,162      1,226       (5.2)
  Depreciation and amortization      1,091      1,039        5.0
  Maintenance, materials and
   repairs                           1,002        934        7.3
  Other rentals and landing fees       941        837       12.4
  Food service                         740        675        9.6
  Aircraft rentals                     630        569       10.7
  Other operating expenses           3,174      2,859       11.0
    Total operating expenses        16,537     15,517        6.6

Operating Income                     1,138      1,958      (41.9)
Other Income (Expense)
  Interest income                       97        131      (26.0)
  Interest expense                    (398)      (374)       6.4
  Interest capitalized                 118        104       13.5
  Miscellaneous - net                    9        (21)        *
                                      (174)      (160)       8.8
Earnings Before Income Taxes        $  964    $ 1,798      (46.4)
Pre-tax Margin                         5.5%      10.3%      (4.8) pts.


Sabre

Revenues                            $2,435    $  2,306       5.6

Operating Expenses                   2,062       1,956       5.4

Operating Income                       373         350       6.6

Other Income                           155          21         *

Earnings Before Income Taxes        $  528      $  371      42.3
Pre-tax Margin                        21.7%      16.1%       5.6 pts.

*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                          AIRLINE GROUP
                      OPERATING STATISTICS
                           (Unaudited)

                                    Three Months Ended
                                       December 31,       Percent
                                     1999        1998     Change
American Airlines Jet Operations:
Revenue passenger miles (millions)   27,545      26,512      3.9
Available seat miles (millions)      40,857      38,821      5.2
Cargo ton miles (millions)              585         489     19.6
Passenger load factor                  67.4%       68.3%    (0.9) pts.
Breakeven load factor                  62.3%       62.1%     0.2  pts.
Passenger revenue yield per
 passenger mile (cents)               13.56       13.04      4.0
Passenger revenue per
 available seat mile (cents)           9.14        8.91      2.6
Cargo revenue yield per ton
 mile (cents)                         29.38       33.50    (12.3)
Operating expenses per
 available seat mile (cents)           9.44        9.20      2.6
Fuel consumption (gallons,
 in millions)                           745         706      5.5
Fuel price per gallon (cents)          61.1        52.7     15.9
Fuel price per gallon,
 excluding fuel taxes (cents)          55.9        47.9     16.7
Operating aircraft at period-end        697         648      7.6

AMR Eagle:
Revenue passenger miles (millions)      876         712     23.0
Available seat miles (millions)       1,504       1,145     31.4
(millions)
Passenger load factor                  58.3%       62.1%    (3.8) pts.
Operating aircraft at period-end        268         209     28.2

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations            88,500      81,700
        Other                        12,800      10,700
           Total Airline Group      101,300      92,400
    Sabre                            10,400      11,800
    Other                             1,300      12,700
    Total                           113,000     116,900

                          AIRLINE GROUP
                      OPERATING STATISTICS
                           (Unaudited)

                                        Year Ended
                                       December 31,      Percent
                                      1999      1998     Change
American Airlines Jet Operations:
Revenue passenger miles (millions)   112,067  108,955       2.9
Available seat miles (millions)      161,211  155,297       3.8
Cargo ton miles (millions)             2,068    1,974       4.8
Passenger load factor                   69.5%    70.2%     (0.7) pts.
Breakeven load factor                   63.8%    59.9%      3.9  pts.
Passenger  revenue yield per
 passenger mile (cents)                13.12     13.49     (2.7)
Passenger revenue per available
 seat mile (cents)                      9.12      9.46     (3.6)
Cargo revenue yield per ton
 mile (cents)                          30.70     32.85     (6.5)
Operating expenses per available
 seat mile (cents)                      9.39      9.25       1.5
Fuel consumption (gallons,
  in millions)                         2,957     2,826       4.6
Fuel price per gallon (cents)           54.8      54.9      (0.2)
Fuel price per gallon, excluding
 fuel taxes (cents)                     50.1      50.1         -
Operating aircraft at  period-end        697       648       7.6

AMR Eagle:
Revenue passenger miles (millions)     3,371     2,788      20.9
Available seat miles (millions)        5,640     4,471      26.1
Passenger load factor                   59.8%     62.4%     (2.6) pts.
Operating aircraft at period-end         268       209      28.2

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations            86,100    81,600
        Other                        12,600    10,400
           Total Airline Group       98,700    92,000
    Sabre                            11,600    11,400
    Other                             1,350    12,900
    Total                           111,650   116,300


                               ###